UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

May 1, 2007
Date of Report (Date of earliest event reported)

ZORO MINING CORP.
(Exact name of registrant as specified in its charter)

Nevada	333-127388	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

Suite 1000, 789 West Pender Street, Vancouver, British Columbia, Canada	V6C 1H2
(Address of principal executive offices)	(Zip Code)

(604) 606-7979
Registrant's telephone number, including area code

Not applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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SECTION 2     FINANCIAL INFORMATION

Item 2.01         Completion of Acquisition or Disposition of Assets.

Effective on May 7, 2007, Zoro Mining Corp. (the "Company") has completed the terms and conditions of that certain previously disclosed Mineral Property Acquisition Agreement, dated for reference as fully executed on April 12, 2007 (the "Option Agreement"), as entered into between the Company and each of Eduardo Esteffan M., Fresia Sepulveda H., Eduardo Esteffan S., Gretchen Esteffan S., Claudio Esteffan S. and Integrity Capital Group, LLC (collectively, the "Vendors"); a copy of which Option Agreement having been attached as an Exhibit to the Company's Current Report on Form 8-K dated April 12, 2007; pursuant to which the Vendors therein granted to the Company the sole and exclusive option (the "Option") to acquire a 100% undivided legal, beneficial and registerable interest in and to six separate mineral property projects, totaling approximately 39,787 acres and respecting and targeting potential gold, copper, and platinum group prospects, located in each of Chile, Peru, and Mexico (collectively, the "Property") and more particularly described as follows:
Location	Project	Exploration Target	Concession Acres
Sonora, Mexico	The Las Animas Project	Gold, Copper	6,672
Chile, South America	The Costa Rica Project	Gold, Copper	5,189
Chile, South America	The Escondida Project	Gold, Platinum	4,942
Chile, South America	The Rio Sur Project	Gold, Copper	3,212
Chile, South America	Don Beno Project	Gold, Copper	14,830
Peru, South America	The Yura Project	Gold	4,942
		Total acreage:	39,787

In order to its exercise its Option the Company was obligated to provide and to continue to provide the following consideration to the Vendors in the following manner:

(a)       Affiliate Share Transfer: the Company caused a certain existing founding shareholder of the Company to sell an aggregate of 35,500,000 restricted and control and issued and outstanding common shares from the holdings of such shareholder in and to the Company to the order and direction of the Vendors at a purchase price of U.S. $0.0001 per common share;

(b)       Consulting Arrangements: the Company is in the process of finalizing certain industry standard forms of proposed consulting arrangements (collectively, the "Consulting Arrangements") with certain of the finally determined agents to the Vendors (collectively, the "Consultants") therein providing for, without limitation, the provision of certain consulting services to be provided by the Consultants to the Company; and

(c)       Maintenance payments: the Company has paid and will continue to pay to, or on the Vendors' behalf, all underlying option, regulatory and governmental payments and assessment work required to keep the mineral property interests comprising the Property and any underlying option agreements respecting any of the mineral property interests comprising the Property in goodstanding.

The Company is still in the process of evaluating the various Property interests and completing further due diligence in order to determine its best course of planned exploration and development work moving forward. In addition, the Company is also in the process of establishing and transferring to wholly-owned subsidiaries in each of Chile, Peru, and Mexico its various and newly acquired Property interests in order to comply with all applicable laws relating thereto.

SECTION 5 -  CORPORATE GOVERNANCE

Item 5.02          Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Resignation of a Director

Effective on May 1, 2007, the Board of Directors of the Company accepted the resignation of Paul Petrilli as a director of the Company.

Resignation of Paul D. Brock as President and Chief Executive Officer

Also effective on May, 1, 2007, the Board of Directors of the Company has accepted the resignation of Paul D. Brock as the Company's President and Chief Executive Officer. In this regard Mr. Brock retains his positions as Treasurer, Principal Accounting Officer and Principal Financial Officer of the Company.

Appointment of Directors and Executive Officers

Finally, and again effective as of May 1, 2007, the Board of Directors of the Company accepted the consents to act as directors of the Company from each of Hal Gardner and Dave Hackman.

In addition, and effective on the same date, the Board of Directors of the Company also appointed Mr. Gardner as the President and Chief Executive Officer of the Company and Mr. Hackman as the Vice-President of Exploration of the Company.

As a result of the foregoing changes, therefore, the following persons comprise the current Board of Directors and Executive Officers of the Company:
Name	Current Position with the Company
Hal Gardner	President, Chief Executive Officer, Principal Executive Officer and a director
Paul D. Brock	Treasurer, Principal Accounting Officer, Principal Financial Officer and a director
Dave Hackman	Vice-President of Exploration and a director
David Rambaran	Secretary and a director
Terence Schorn	A Director

The following is a description of the respective business backgrounds of Mr. Gardner and Mr. Hackman:

Hal Gardner. Mr. Gardner has over 25 years of experience in the mining and mineral exploration industry in both the United States and South America. From 2003 to present, Mr. Gardner has served as an officer and director of Gareste Limitada, a Chilean mineral exploration and development company. From 2004 to present he has served as an officer and director of each of PGM Internacional and Aravena S.A., both of which are Mexican mineral exploration and development companies. From 1999 to present, Mr. Gardner has served as an officer, director and consultant to Boulder Resources S.A., a Peruvian mineral exploration and plant construction company. In addition, Mr. Gardner currently serves as an investment and mining consultant to several privately held U.S. companies: Taggart Industries (a Nevada-based investment fund), ZZYZZX Ltd. (a California-based investment trust) and Chile Gold Ltd. (a private consortium of investors based in Colorado). Mr. Gardner is neither a director nor an officer of any other reporting company.

Dave Hackman. From January 1996 to June 2000, Mr. Hackman was the Vice President of Exploration, President and a director of Silver Eagle Resources Ltd., an exploration stage mining company. Prior to that, Mr. Hackman worked in the mineral exploration and mine development industry since 1971. Mr. Hackman holds a Bachelor of Science degree in geophysical engineering from Colorado School of Mines (1964), a Master of Science degree in geological engineering from the University of Arizona (1971), and a Doctor of Philosophy degree in geological engineering from the University of Arizona (1982).  Mr. Hackman is also a member of the board of directors of the following companies:  Snowdon Resources Corp. (a Nevada corporation that is not yet a reporting company), Pacific Copper Corp. (a Delaware corporation that is a reporting company) and War Eagle Mining Company, Inc. (a British Columbia corporation that is listed on the TSX Venture Exchange and is a reporting Company in Canada). Mr. Hackman is neither a director nor an officer of any other reporting company.

At present there are no employment or consulting arrangements as between the Company and of either of Messrs. Gardner or Hackman.

SECTION 9 - FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01          Financial Statements and Exhibits.

(a)       Financial statements of businesses acquired.

Not applicable.

(b)       Pro forma financial information.

Not applicable.

(c)       Shell company transactions.

Not applicable.

(d)       Exhibits.

Not applicable.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ZORO MINING CORP.
Date: May 7, 2007.	By: /s/ "Hal Gardner" ________________________________________ Name: Hal Gardner Title: President, Chief Executive Officer, Principal Executive Officer and a director

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